Exhibit No. 32.1
Form 10-QSB
ExperTelligence, Inc.
File No.0-28453


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Quarterly Report of ExperTelligence, Inc. (the "Company") on Form 10-QSB/A for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Smart, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 26, 2008           By: /s/ Jason Smart
                                     ----------------------------
                                     Jason Smart
                                     Chief Executive Officer and
                                     Chief Financial Officer